Exhibit (24)

Power of Attorney

I, the undersigned, appoint Pamela A. Mull or, in her absence or inability to act, Michael J. Covey, Gerald L. Zuehlke or Michael S. Gadd, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2006, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 23, 2007.

/S/ BOH A. DICKEY
Director

Power of Attorney

I, the undersigned, appoint Pamela A. Mull or, in her absence or inability to act, Michael J. Covey, Gerald L. Zuehlke or Michael S. Gadd, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2006, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 23, 2007.

/S/ WILLIAM L. DRISCOLL
Director

Power of Attorney

I, the undersigned, appoint Pamela A. Mull or, in her absence or inability to act, Michael J. Covey, Gerald L. Zuehlke or Michael S. Gadd, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2006, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 23, 2007.

/S/ RUTH ANN M. GILLIS
Director

Power of Attorney

I, the undersigned, appoint Pamela A. Mull or, in her absence or inability to act, Michael J. Covey, Gerald L. Zuehlke or Michael S. Gadd, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2006, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 23, 2007.

/S/ JEROME C. KNOLL
Director

Power of Attorney

I, the undersigned, appoint Pamela A. Mull or, in her absence or inability to act, Michael J. Covey, Gerald L. Zuehlke or Michael S. Gadd, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2006, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 23, 2007.

/S/ JOHN S. MOODY
Director

Power of Attorney

I, the undersigned, appoint Pamela A. Mull or, in her absence or inability to act, Michael J. Covey, Gerald L. Zuehlke or Michael S. Gadd, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2006, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 23, 2007.

/S/ LAWRENCE S. PEIROS
Director

Power of Attorney

I, the undersigned, appoint Pamela A. Mull or, in her absence or inability to act, Michael J. Covey, Gerald L. Zuehlke or Michael S. Gadd, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2006, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 23, 2007.

/S/ GREGORY L. QUESNEL
Director

Power of Attorney

I, the undersigned, appoint Pamela A. Mull or, in her absence or inability to act, Michael J. Covey, Gerald L. Zuehlke or Michael S. Gadd, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2006, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 23, 2007.

/S/ MICHAEL T. RIORDAN
Director

Power of Attorney

I, the undersigned, appoint Pamela A. Mull or, in her absence or inability to act, Michael J. Covey, Gerald L. Zuehlke or Michael S. Gadd, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2006, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 23, 2007.

/S/ JUDITH M. RUNSTAD
Director

Power of Attorney

I, the undersigned, appoint Pamela A. Mull or, in her absence or inability to act, Michael J. Covey, Gerald L. Zuehlke or Michael S. Gadd, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2006, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 23, 2007.

/S/ WILLIAM T. WEYERHAEUSER
Director